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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)
                        July 2, 2001

                        PSB BANCORP, INC.
     (Exact name of registrant as specified in its charter)

        Pennsylvania                0-24601          23-2930740
(State or other jurisdiction     (Commission      (IRS Employer
       of incorporation)          File Number)       Ident. No.)

11 Penn Center, 1835 Market Street, Philadelphia, PA  19103
(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (215)979-7900


                              N/A
(Former name or former address, if changed since last report.)

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Item 2.  Acquisition or Disposition of Assets

     On July 2, 2001,(the "Effective Date"),PSB Bancorp, Inc. ("PSB"), a Pennsylvania corporation and registered bank holding company, First Penn Bank, a Pennsylvania-chartered commercial bank, ("First Penn"), PSB Merger, Sub, a Pennsylvania corporation ("Merger Sub"), Jade Financial Corp. ("Jade"), a Pennsylvania corporation and registered savings and loan holding company and IGA Federal Savings Bank ("IGA"), a federally chartered savings and loan bank, completed the merger (the "Merger") contemplated by the Agreement and Plan of Merger, dated as of November 2, 2000, among such parties (the "Agreement").

     On June 29, 2001, pursuant to the Agreement, Merger Sub merged with and into Jade, with Jade surviving the Merger, the separate existence of Merger Sub ceased, and all property, rights, powers, duties, obligations and liabilities of Merger Sub were automatically transferred to Jade, in accordance with Pennsylvania law. On the Effective Date, IGA merged with and into First Penn, with First Penn surviving the Merger, the separate existence of IGA ceased, and all property, rights, powers, duties, obligations and liabilities of the IGA were automatically transferred to First Penn, in accordance with Pennsylvania law.

     Immediately prior to completion of the Merger, 1,872,923 shares of common stock of Jade, par value $0.01 per share ("Jade Common Stock"), were issued and outstanding. On June 29, 2001, each outstanding share of Jade Common Stock, other than those shares held by the Jade Employee Stock Ownership Plan (the "ESOP"), was automatically converted into the right to receive a cash payment equal to $13.55 per share. Those shares held by the ESOP were converted into a right to receive either a cash payment equal to $13.55 per share or the number of shares of PSB common stock equal to an exchange ratio of 2.745 shares of PSB common stock for each share of Jade Common Stock held by the ESOP.

     The foregoing summary of the Merger is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of business acquired.

              Financial Statements of Jade required by this
Item 7(a) will be filed by an amendment to this Form 8-K not later than 60 days from the date hereof. PSB expects that the amendment containing such financial information will be filed on or prior to August 30, 2001.

         (b)  Pro forma financial information.

              Pro forma financial information required by this
Item 7(b) will be filed by an amendment to this Form 8-K not later than 60 days from the date hereof. PSB expects that the amendment containing such pro forma financial information will be filed on or prior to August 30, 2001.

         (c)  Exhibits.

              2.1  Agreement and Plan of Merger dated
                   November 2, 2000 (incorporated by
                   reference to Form 8-K filed with the
                   SEC on November 2, 2000).

             99.1  Press Release dated July 2, 2001.



                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PSB BANCORP, INC.

Dated:  July 2, 2001          /S/ Anthony DiSandro
                              Anthony DiSandro
                              President and Chief Operating
                              Officer



                          EXHIBIT INDEX

Exhibit
 Number   Description

   2.1    Agreement and Plan of Merger dated
          November 2, 2000 (incorporated by reference to
          Form 8-K filed with the SEC on November 2,
          2000).

  99.1    Press Release dated July 2, 2001.






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